UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
February 28, 2008
Date of report (Date of earliest event reported)
PepsiAmericas, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15019 (Commission File Number)	13-6167838 (IRS Employer Identification No.)
4000 Dain Rauscher Plaza
60 South Sixth Street
Minneapolis, Minnesota 55402
(Address of principal executive offices, including zip code)
(612) 661-3883
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
SIGNATURES

ITEM 8.01 OTHER EVENTS
     On February 28, 2008, our Board of Directors declared a first quarter 2008 dividend of $0.135 per share on PepsiAmericas common stock. The dividend is payable April 1, 2008 to shareholders of record on March 14, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PepsiAmericas, Inc.
Date: February 29, 2008	By:	/s/ Alexander H. Ware
Alexander H. Ware
Executive Vice President and Chief Financial Officer